UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2013 (July 1, 2013)

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2013, KCG Holdings, Inc. (“KCG”) filed a Current Report on Form 8-K announcing that Knight Capital Group, Inc. (“Knight”) merged with and into Knight Acquisition Corp., a wholly-owned subsidiary of KCG, with Knight surviving the merger, GETCO Holding Company, LLC (“GETCO”) merged with and into GETCO Acquisition, LLC, a wholly-owned subsidiary of KCG, with GETCO surviving the merger and GA-GTCO, LLC (“GA-GTCO”), a unitholder of GETCO, merged with and into GA-GTCO Acquisition, LLC, a wholly-owned subsidiary of KCG, with GA-GTCO Acquisition, LLC surviving the merger (collectively, the “Mergers”), in each case, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of December 19, 2012 and amended and restated as of April 15, 2013 (the “Merger Agreement”). Following the Mergers, each of Knight and GETCO became wholly-owned subsidiaries of KCG. This Amendment No. 1 to Form 8-K is being filed to provide additional financial information required by Item 9.01 of Form 8-K, which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).

Certain statements in the Exhibits to this Current Report on Form 8-K/A may constitute forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about KCG’s industry, management beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic combination of Knight and GETCO, including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions; (ii) the August 1, 2012 technology issue at Knight that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to Knight’s capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the costs and risks associated with Knight’s sale of its institutional fixed income sales and trading business, KCG’s pending sale of its reverse mortgage origination and securitization business and the departures of the managers of the listed derivative group; (iv) the ability of KCG’s broker-dealer subsidiary to recover all or a portion of the damages that are attributable to the manner in which NASDAQ OMX handled the Facebook IPO; (v) changes in market structure, legislative, regulatory or financial reporting rules, including the continuing legislative and regulatory scrutiny of high-frequency trading; (v) past or future changes to organizational structure and management; (vi) KCG’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG’s customers and potential customers; (vii) KCG’s ability to keep up with technological changes; (viii) KCG’s ability to effectively identify and manage market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and KCG’s ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG’s and Knight’s reports with the Securities and Exchange Commission (“SEC”), including, without limitation, those detailed under “Certain Factors Affecting Results of Operations” in KCG’s Quarterly Report on Form 10-Q for the period ended June 30, 2013, under “Risk Factors” in Knight’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Current Report on Form 8-K filed by KCG on August 9, 2013, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The unaudited consolidated statement of financial condition as of June 30, 2013, and related unaudited consolidated statements of comprehensive (loss) income and cash flows for the six month periods ended June 30, 2013 and 2012, and unaudited consolidated statement of changes in members’ equity for the six month period ended June 30, 2013, of GETCO, are filed as Exhibit 99.1 and incorporated herein by reference in response to Item 9.01(a).

The unaudited consolidated statement of financial condition as of June 30, 2013, and related unaudited consolidated statements of operations, comprehensive (loss) income and cash flows for the six month periods ended June 30, 2013 and 2012, and unaudited consolidated statement of changes in convertible preferred stock and equity for the six month period ended June 30, 2013, of Knight, are filed as Exhibit 99.2 and incorporated herein by reference in response to Item 9.01(a).

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated statement of financial condition for KCG as of June 30, 2013 and pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2013 and for the year ended December 31, 2012 are filed as Exhibit 99.3 to this Amendment No. 1 to the Current Report on Form 8-K.

(c)	Not applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited consolidated statement of financial condition as of June 30, 2013, and unaudited consolidated statements of comprehensive (loss) income and cash flows for the six month periods ended June 30, 2013 and 2012, and unaudited consolidated statement of changes in members’ equity for the six month period ended June 30, 2013, of GETCO (incorporated by reference to the Current Report on Form 8-K filed by KCG on August 9, 2013).

99.2	Unaudited consolidated statement of financial condition as of June 30, 2013, and unaudited consolidated statements of operations, comprehensive (loss) income and cash flows for the six month periods ended June 30, 2013 and 2012, and unaudited consolidated statement of changes in convertible preferred stock and equity for the six month period ended June 30, 2013, of Knight (incorporated by reference to the Quarterly Report on Form 10-Q filed by KCG on August 9, 2013).

99.3	Unaudited pro forma condensed combined consolidated statement of financial condition for KCG as of June 30, 2013 and unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2013 and for the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: September 10, 2013

KCG HOLDINGS, INC.

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	General Counsel and Corporate Secretary

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